UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 7, 2017

                               CEL-SCI CORPORATION
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)

          Colorado                      01-11889                 84-0916344
 ---------------------------        -----------------        -----------------
(State or other jurisdiction      (Commission File No.)     (IRS Employer
of incorporation)                                            Identification No.)

                         8229 Boone Boulevard, Suite 802
                             Vienna, Virginia 22182
                       ----------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (703) 506-9460

                                       N/A
                       ----------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01   Other Events

     On December 7, 2017, the Company issued a press release, filed as Exhibit 99.1, concerning the observations and recommendations the Independent Data Monitoring Committee (IDMC) for the Company's Phase 3 head and neck cancer study of Multikine.

     The IDMC:

      a) saw no evidence of any significant safety questions, and

      b) recommended that the Company continue the study.

     On December 11, 2017, the Company issued a press release, filed as Exhibit 99.2, announcing that no further enrollment was required for the Company's Phase 3 head and neck cancer study of Multikine.

Item 9.01  Exhibits

Exhibit
Number     Description of Document
------     -----------------------

  99.1     December 7, 2017 press release

 99.2      December 11, 2017 press release

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 12, 2017

                               CEL-SCI CORPORATION


                                       By: /s/ Patricia B. Prichep
                                           -----------------------------------
                                          Patricia B. Prichep
                                          Senior Vice President of Operations